EXHIBIT 10.2
AMENDMENT NO. 1
TO
AGREEMENT ESTABLISHING
ORANGE COUNTY – POUGHKEEPSIE LIMITED PARTNERSHIP
AMONG
NYNEX MOBILE COMMUNICATIONS COMPANY
CONTEL CELLULAR, INC.
HIGHLAND TELEPHONE COMPANY
SYLVAN LAKE TELEPHONE COMPANY
TACONIC TELEPHONE CORPORATION
WARWICK VALLEY TELEPHONE COMPANY
DATED AS OF APRIL 21, 1987

1.
The Agreement (the “Agreement”) establishing Orange County-Poughkeepsie Limited Partnership (“the Partnership”), dated as of April 21, 1987, among NYNEX Mobile Communications Company (“NYNEX”), Contel Cellular, Inc., Highland Telephone Company, Sylvan Lake Telephone Company, Taconic Telephone Corporation, and Warwick Valley Telephone Company (“WARWICK”) is hereby amended effective January 17, 1988 to provide that the General Partner of the Partnership shall be New York Cellular Geographic Service Area, Inc. rather than NYNEX Mobile Communications Company.  New York Cellular Geographic Service Area, Inc. is an Affiliate of NYNEX Mobile Communications Company.  New York Cellular Geographic Service Area Inc. by executing this Amendment No. 1 to the Agreement hereby agrees to act as the General Partner of the Partnership, and agrees to be bound by all the terms and conditions of the Agreement.

2.
Effective January 17, 1988, all references to “NYNEX” in the Agreement shall be read as referring to New York Cellular Geographic Service Area, Inc.  All other terms and conditions of the Agreement shall remain in full force and effect.

3.	This Amendment No. 1 to the Agreement may be executed in any number of counterparts, each of which shall be considered an original.

NYNEX MOBILE COMMUNICATIONS COMPANY	CONTEL CELLULAR, INC.
By:	By:
TITLE:	TITLE:
DATE:	DATE:

HIGHLAND TELEPHONE COMPANY	SYLVAN LAKE TELEPHONE COMPANY
By:	By:
TITLE:	TITLE:
DATE:	DATE:

TACONIC TELEPHONE CORPORATION	WARWICK VALLEY TELEPHONE COMPANY
By:	By:
TITLE:	TITLE:
DATE:	DATE:

NEW YORK CELLULAR GEOGRAPHIC
SERVICE AREA, INC.
By:
TITLE:
DATE: